Dreyfus Balanced
Fund, Inc.

Investing for long-term capital growth and current income

PROSPECTUS April 1, 2001


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.




                                 Contents

                                  THE FUND
----------------------------------------------------

What every investor should know about the fund

                             1    Goal/Approach

                             3    Main Risks

                             6    Past Performance

                             7    Expenses

                             8    Management

                             9    Financial Highlights

                                  YOUR INVESTMENT
--------------------------------------------------------------------

Information for managing your fund account

                            10    Account Policies

                            13    Distributions and Taxes

                            14    Services for Fund Investors

                            16    Instructions for Regular Accounts

                            18    Instructions for IRAs

                                  FOR MORE INFORMATION
-------------------------------------------------------------------------------


Where to learn more about this and other Dreyfus funds

INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/ SEMIANNUAL REPORT (SEE BACK COVER).







The Fund

Dreyfus Balanced Fund, Inc.
--------------------------------
Ticker Symbol: DRBAX
GOAL/APPROACH

The fund seeks long-term capital growth and current income. To pursue this goal, the fund invests in equity and fixed-income securities of U.S. and foreign issuers. The proportion of the fund's assets invested in each type of security will vary from time to time in accordance with Dreyfus's assessment of economic conditions and investment opportunities. However, under normal market conditions, the fund's equity investments will range from 40% to 75% of its portfolio, with a benchmark allocation of 60%. Fixed-income investments (including cash and cash equivalents) will range from 25% to 60%, with a benchmark allocation of 40%; generally, the dollar-weighted average maturity of the fund's fixed-income portfolio is anticipated to be between 2 and 10 years.

To select equity investments for the fund, Dreyfus generally employs a value-oriented, "bottom-up" approach: investing primarily in midsize and large companies that we believe have above-average growth potential and are attractively valued relative to the market in general.

To select fixed-income investments for the fund, Dreyfus reviews the terms of the instruments and evaluates the creditworthiness of the issuers, considering all factors which it deems relevant, including, as applicable, a review of the issuer's cash flow; level of short-term debt; leverage; capitalization; the quality and depth of management; profitability; return on assets; and economic factors relative to the issuer's industry.




Concepts to understand

BENCHMARK ALLOCATIONS: represent the asset mix Dreyfus expects to maintain when its assessment of economic conditions and investment opportunities indicate that the financial markets are fairly valued relative to each other.

INVESTMENT RANGE: indicates ordinarily expected variations from the benchmarks and reflects expected shifts within specific asset classes.

VALUE COMPANIES: companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.






GOAL/APPROACH (CONTINUED)

Up to 20% of the fund's fixed-income portfolio may be invested in securities rated below investment grade (BB/Ba and lower), but no lower than B, or the unrated equivalent as determined by Dreyfus (commonly referred to as "high yield or "junk" bonds).





MAIN RISKS

Because stocks and bonds fluctuate in price, the value of your investment in the fund will go up and down, and you could lose money. The stock and bond markets can perform differently from each other at any given time (as well as over the long term), so the fund's performance will be affected by its asset allocation. If the manager favors an asset class during a period when that asset class underperforms, the fund's performance may be hurt.

The fund's investments in value stocks are subject to the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already underpriced. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks). Investments in midsize company stocks tend to be more volatile than large company stocks and could have a disproportionate effect on performance. The fund may overweight certain market sectors, which may cause the fund's performance to be more sensitive to developments affecting those sectors.



Other potential risks

The fund may invest in derivatives, such as options, futures, and certain mortgage-related and asset-backed securities. Derivatives can be illiquid, and a small investment in them could have a large impact on the fund's performance. While used primarily to hedge the fund's portfolio and manage exposure to certain markets, such strategies can increase the fund's volatility and lower its return. The fund also may engage in foreign currency transactions and sell short.


The Fund





MAIN RISKS (CONTINUED)

Bond prices tend to move inversely with changes in interest rates. Typically a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the maturity and duration of the portfolio's bond component, the more the fund's share price is likely to react to interest rates

Failure of a bond issuer to make timely interest or principal payments, or a decline or a perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. High yield bonds involve greater credit risk, including the risk of default, than investment grade bonds and are considered speculative. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

The overall risk level of the bond component will depend on the market sectors in which it is invested and the current interest rate, liquidity and credit quality of such sectors when there is no active trading market for specific types of securities, it can become more difficult to sell the security. In such a market, the value of such securities and the fund's share price may fall dramatically.



Other potential risks

The fund can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the fund's gains or losses. At times, the fund may also engage in short-term trading, which could produce higher transaction costs and taxable distributions, lowering the fund's after-tax performance.





When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher-yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. When interest rates rise, the fund's maturity may lengthen in response to a drop in mortgage prepayments. This would increase the fund's sensitivity to rising rates and its potential for price declines.

In general, the risks of foreign stocks and bonds are greater than the risks of their U.S. counterparts because of less liquidity, changes in currency exchange rates, a lack of comprehensive company information and political and economic instability.

The fund is non-diversified and may invest a greater percentage of its assets in a particular company compared with other funds. Accordingly, the fund's portfolio may be more sensitive to changes in the market value of a single company or industry.

Under adverse market conditions, the fund could invest some or all of its assets in money market securities. Although the fund would do this to avoid losses, it could have the effect of reducing the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

The Fund




PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in the fund. The bar chart shows the changes in the fund's performance from year to year. The table compares the fund's average annual total return to that of the S&P 500((reg.tm)), a widely recognized unmanaged index of stock performance; the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of bond performance; and a customized blended index composed of 60% S&P 500((reg.tm) )and 40% Lehman Brothers Aggregate Bond Index. Of course, past performance is no guarantee of future results.


                        --------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)



                10.84   3.98    25.04   11.62   17.43   9.69    10.21   1.97
91      92      93      94      95      96      97      98      99      00


BEST QUARTER:                                 Q4 '98        +10.83%

WORST QUARTER:                                Q3 '98         -7.13%
                        --------------------------------------------------------

Average annual total return AS OF 12/31/00


                                                                                             Since
                                                                                           inception
                                                   1 Year               5 Years            (9/30/92)
                                        --------------------------------------------------------------------------------------------

FUND                                               1.97%                10.07%             11.07%

S&P 500                                           -9.10%                18.33%             17.32%

LEHMAN BROTHERS

AGGREGATE BOND

INDEX                                             11.63%               6.46%               6.87%

CUSTOMIZED BLENDED

INDEX                                             -0.81%              13.91%              15.31%



What this fund is --
and isn't

This fund is a mutual fund:
a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.









EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
                        --------------------------------------------------------

                        Fee table

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                     0.60%


Shareholder services fee                                            0.18%


Other expenses                                                      0.18%

                         ------------------------------------------------

TOTAL                                                               0.96%

                        -------------------------------------------------

Expense example

1 Year                         3 Years                    5 Years                  10 Years
--------------------------------------------------------------------------------------------------
$98                            $306                       $531                    $1,178

                        This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

SHAREHOLDER SERVICES FEE: a fee of up to 0.25% used to reimburse the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

The Fund






MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $150 billion in over 190 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.60% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $530 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

Portfolio manager

Douglas D. Ramos, CFA, is the fund's primary portfolio manager, a position he has held since joining Dreyfus in July 1997. Previously, he was a senior partner and investment counselor for Loomis, Sayles & Company.







FINANCIAL HIGHLIGHTS

This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.


                                                                                    YEAR ENDED AUGUST 31
                                                               2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                           16.51          15.19          18.15          15.13         15.61

Investment operations:

      Investment income -- net                                 .41(1)        .42(1)            .47            .45           .51

      Net realized and unrealized gain (loss)
      on investments                                            1.54           2.43          (.88)           3.65           .29

Total from investment operations                                1.95           2.85          (.41)           4.10           .80

Distributions:

      Dividends from investment
      income -- net                                            (.43)          (.45)          (.46)          (.44)         (.53)

      Dividends from net realized gain
      on investments                                          (1.61)         (1.08)         (2.09)          (.64)         (.75)

Total distributions                                           (2.04)         (1.53)         (2.55)         (1.08)        (1.28)

Net asset value, end of period                                 16.42          16.51          15.19          18.15         15.13

Total return (%)                                               12.62          19.37         (2.99)          28.06          5.19
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of operating expenses
to average net assets (%)                                        .96            .94            .91            .96          1.00

Ratio of interest expense
to average net assets (%)                                     .00(2)            .03             --             --            --

Ratio of net investment income
to average net assets (%)                                       2.54           2.62           2.76           2.71          3.37

Portfolio turnover rate (%)                                   160.38         162.40         177.85         235.56        186.23
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                        198,578        188,215        359,521        347,259       269,869

(1) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(2 )AMOUNT REPRESENTS LESS THAN .01%.

The Fund




Your Investment

ACCOUNT POLICIES

Buying shares

YOU PAY NO SALES CHARGES to invest in this fund. Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund or other authorized entity. The fund's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board.
                        --------------------------------------------------------

Minimum investments

                                                Initial      Additional
                        --------------------------------------------------------

REGULAR ACCOUNTS                                $2,500       $100
                                                             $500 FOR DREYFUS
                                                             TELETRANSFER
                                                             INVESTMENTS

TRADITIONAL IRAS                                $750         NO MINIMUM

SPOUSAL IRAS                                    $750         NO MINIMUM

ROTH IRAS                                       $750         NO MINIMUM

EDUCATION IRAS                                  $500         NO MINIMUM
                                                             AFTER THE FIRST
                                                             YEAR

DREYFUS AUTOMATIC                               $100         $100
INVESTMENT PLANS

                        All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.



Third-party investments

If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if in doubt.








Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

BEFORE SELLING SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

* if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

* the fund will not process wire, telephone or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares


                        --------------------------------------------------------

Limitations on selling shares by phone

Proceeds
sent by                              Minimum       Maximum
                        ---------------------------------------------------

CHECK                                NO MINIMUM    $250,000 PER DAY

WIRE                                 $1,000        $500,000 FOR JOINT ACCOUNTS
                                                   EVERY 30 DAYS

DREYFUS                              $500          $500,000 FOR JOINT ACCOUNTS
TELETRANSFER                                       EVERY 30 DAYS





Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*    requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Your Investment





ACCOUNT POLICIES (CONTINUED)

General policies

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*    change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).



Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; accounts participating in automatic investment programs; accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.





DISTRIBUTIONS AND TAXES

THE FUND USUALLY PAYS ITS SHAREHOLDERS DIVIDENDS from its net investment income quarterly, and distributes any net capital gains it has realized once a year. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

FUND DIVIDENDS AND DISTRIBUTIONS ARE TAXABLE to most investors (unless your investment is in an IRA or other tax-advantaged account). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:

                        --------------------------------------------------------

Taxability of distributions

Type of                                    Tax rate for    Tax rate for
distribution                               15% bracket     28% bracket or above
                        --------------------------------------------------------

INCOME                                     ORDINARY        ORDINARY
DIVIDENDS                                  INCOME RATE     INCOME RATE

SHORT-TERM                                 ORDINARY        ORDINARY
CAPITAL GAINS                              INCOME RATE     INCOME RATE

LONG-TERM
CAPITAL GAINS                              8%/10%          18%/20%

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.



Taxes on transactions

Except for tax-advantaged accounts, any sale or exchange of fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

The table at right also can provide a guide for your potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years and, for the 28% and above tax rate bracket, purchased after December 31, 2000.


Your Investment






SERVICES FOR FUND INVESTORS

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-645-6561.
                        --------------------------------------------------------

For investing

DREYFUS AUTOMATIC                             For making automatic investments
ASSET BUILDER((reg.tm))                       from a designated bank account.

DREYFUS PAYROLL                               For making automatic investments
SAVINGS PLAN                                  through a payroll deduction.

DREYFUS GOVERNMENT                            For making automatic investments
DIRECT DEPOSIT                                from your federal employment,
PRIVILEGE                                     Social Security or other regular
                                              federal government check.

DREYFUS DIVIDEND                              For automatically reinvesting the
SWEEP                                         dividends and distributions from
                                              one Dreyfus fund into another
                                              (not available for IRAs).
                        --------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                                 For making regular exchanges
EXCHANGE PRIVILEGE                            from one Dreyfus fund into
                                              another.
                        --------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC                             For making regular withdrawals
WITHDRAWAL PLAN                               from most Dreyfus funds.




Dreyfus Financial Centers

Through a nationwide network of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.








Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one Dreyfus fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application.

24-hour automated account access

YOU CAN EASILY MANAGE YOUR DREYFUS ACCOUNTS, check your account balances, transfer money between your Dreyfus funds, get price and yield information and much more -- when it's convenient for you -- by calling 1-800-645-6561.




Retirement plans

Dreyfus offers a variety of retirement plans, including traditional, Roth and Education IRAs. Here's where you call for information:

*   for traditional, rollover, Roth and Education IRAs, call 1-800-645-6561

*   for SEP-IRAs, Keogh accounts, 401(k) and 403(b) accounts, call
    1-800-358-0910

Your Investment




 INSTRUCTIONS FOR REGULAR ACCOUNTS

TO OPEN AN ACCOUNT

         In Writing

Complete the application.

Mail your application and a check to:
The Dreyfus Family of Funds
P.O. Box 9387, Providence, RI 02940-9387


           By Telephone

   WIRE  Have your bank send your
investment to The Bank of New York, with these instructions:

   * ABA# 021000018
   * DDA# 8900117176
   * the fund name
   * your Social Security or tax ID number
   * name(s) of investor(s)

   Call us to obtain an account number. Return your application.


           Automatically

   WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic service(s) you want. Return your application with your investment.

   WITHOUT ANY INITIAL INVESTMENT Check the Dreyfus Step Program option on your application. Return your application, then complete the additional materials when they are sent to you.


           Via the Internet

   COMPUTER Visit the Dreyfus Web site http://www.dreyfus.com and follow the instructions to download an account application.





TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:
The Dreyfus Family of Funds
P.O. Box 105,  Newark, NJ 07101-0105


WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018
* DDA# 8900117176
* the fund name
* your account number
* name(s) of investor(s)

ELECTRONIC CHECK  Same as wire, but insert "1111" before your account number.

DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Call us to request your transaction.


ALL SERVICES Call us to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the forms along with any other required materials.












TO SELL SHARES

Write a letter of instruction that includes:

* your name(s) and signature(s)
* your account number
* the fund name
* the dollar amount you want to sell
* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 9671, Providence, RI 02940-9671



WIRE Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be sent to your bank by electronic check.

CHECK Call us to request your transaction. A check will be sent to the address of record.



DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.




To reach Dreyfus, call toll free in the U.S.

1-800-645-6561

Outside the U.S. 516-794-5452

Make checks payable to:

THE DREYFUS FAMILY OF FUNDS

You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.



Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

Your Investment





 INSTRUCTIONS FOR IRAS

 TO OPEN AN ACCOUNT

           In Writing

Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

Mail your application and a check to:
The Dreyfus Trust Company, Custodian
P.O. Box 6427, Providence, RI 02940-6427


           By Telephone
           ___________


           Automatically

WITHOUT ANY INITIAL INVESTMENT Call us to request a Dreyfus Step Program form. Complete and return the form along with your application.


           Via the Internet

COMPUTER Visit the Dreyfus Web site http://www.dreyfus.com and follow the instructions to download an account application.





TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.

Mail in the slip and the check (see "To Open an Account" at left).


WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018
* DDA# 8900117176
* the fund name
* your account number
* name of investor
* the contribution year

ELECTRONIC CHECK  Same as wire, but insert "1111" before your account number.

TELEPHONE CONTRIBUTION Call to request us to move money from a regular Dreyfus account to an IRA (both accounts must be held in the same shareholder name).


ALL SERVICES Call us to request a form to add an automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

All contributions will count as current year.








TO SELL SHARES

Write a letter of instruction that includes:

* your name and signature
* your account number
* the fund name
* the dollar amount you want to sell
* how and where to send the proceeds
* whether the distribution is qualified or premature
* whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail in your request (see "To Open an Account" at left).

                   _________


DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request instructions to establish the plan.

                    _________



To reach Dreyfus, call toll free in the U.S.

1-800-645-6561

Outside the U.S. 516-794-5452

Make checks payable to:

THE DREYFUS TRUST COMPANY, CUSTODIAN

You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.




Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

Your Investment





NOTES









For More Information

                        Dreyfus Balanced Fund, Inc.
                        -----------------------------
                        SEC file number:  811-7068

                        More information on this fund is available free upon request, including the following:

                        Annual/Semiannual Report

                        Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

                        Statement of Additional Information (SAI)

                        Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

      SEC
      http://www.sec.gov

      DREYFUS
      http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2001 Dreyfus Service Corporation                                  222P0401